UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, par value $0.01 per share	HBP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights	HBP*	The NASDAQ Stock Market LLC

*The rights currently transfer with the shares of Common Stock

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2019, the Board of Directors of Huttig Building Products, Inc. (the “Company”) approved and the Company entered into a First Amendment to Rights Agreement (the “Amendment”), which amends the Rights Agreement, dated as of May 18, 2016 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent.

The Amendment, among other things, (i) extends the Final Expiration Date (as defined in the Rights Agreement) from May 18, 2019 to May 18, 2022; (ii) changes the initial Purchase Price (as defined in the Rights Agreement) from $13.86 to $13.39; and (iii) increases the period pursuant to which the Company’s Board of Directors has to consider an Exemption Request (as defined in the Rights Agreement) from ten business days to 20 business days.

The Company adopted the Amendment to protect the Company’s existing net operating loss carryforwards (“NOLs”) and preserve the Company’s ability to use its NOLs to offset future taxable income.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is filed as Exhibit 4.01 to the Company’s Form 8-K filed on May 18, 2016 and is incorporated herein by reference, and the full text of the Amendment, which is filed as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 8.01	Other Events.

On May 6, 2019, the Company issued a press release in connection with the adoption of the Amendment. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
4.01	First Amendment to Rights Agreement, dated as of May 6, 2019, between Huttig Building Products, Inc. and Computershare Trust Company, N.A., as rights agent
99.1	Press Release, dated May 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.

Date: May 6, 2019
By: /s/ Philip W. Keipp
Philip W. Keipp
Vice President and Chief Financial Officer